Exhibit 10.25

NEWKIRK REALTY TRUST, INC.

7 Bulfinch Place

Suite 500

Boston, MA 02114

October 17, 2005

To Each of the Entities Listed on Schedule 1 hereto

Re:          Initial Public Offering of Newkirk Realty Trust, Inc.

Gentlemen:

Reference is made to that certain Letter Agreement (the “Letter Agreement”), dated as of August 5, 2005, among Newkirk Realty Trust, Inc. (the “Corporation”), Apollo Real Estate Investment Fund III, L.P., (The Newkirk Master Limited Partnership, NKT Advisors LLC, Vornado Realty Trust, Vornado Realty L.P., VNK Corp., Vornado Newkirk LLC, and Vornado MLP GP LLC, and WEM-Brynmawr Associates LLC with respect to the transactions contemplated by, and related to, the initial public offering by the Corporation of its common stock.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Letter Agreement.

The purpose of this letter agreement is to amend certain provisions of the Letter Agreement.  In this regard, the Letter Agreement is hereby amended as follows:

1.             All references to the “Registration Statement” shall be deemed references to Amendment No. 3 to the Registration Statement on Form S-11 filed by the Corporation with the Securities and Exchange Commission on October 17, 2005.

2.             Section 1 is hereby deleted in their entirety and the following is inserted in lieu thereof:

1.             Sale of MLP Units.

a.             By Vornado.  Vornado shall not sell, nor shall the Corporation purchase, any units of limited partnership interest in the MLP held by Vornado in connection with the IPO.

b.             By Apollo.  Simultaneous with the closing of the IPO, the Corporation shall purchase directly from Apollo and its affiliates a number of  units of limited partnership interest in the MLP equal to 147.5 million divided by the per share IPO price, for which  it  will pay  $138.5 million. In addition, to the extent that the overallotment option is exercised, the Corporation will purchase directly from Apollo an additional number of units of limited partnership interest equal to the number of shares sold pursuant to the exercise of the overallotment option at a purchase price equal to the net proceeds received by the Corporation pursuant to the exercise of the overallotment option, after deducting underwriting commissions..

c.             By WEM.  Simultaneous with the closing of the IPO, the Corporation shall purchase directly from WEM a number of units of limited partnership interest in the MLP equal to $2.5 million divided by the per share IPO price for which it will pay $2,347,750 million.

Except as modified hereby, the Letter Agreement remains in full force and effect.

Please sign in the space indicated below to acknowledge your agreement to the foregoing.

NEWKIRK REALTY TRUST, INC.

By	/s/
Michael L. Ashner
Chief Executive Officer

AGREED AND ACCEPTED:

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

By:	Apollo Real Estate Advisors III, L.P.,
its general partner

	By:	Apollo Real Estate Capital Advisors III, Inc.,
its general partner

		By	/s/
Name:
Title:

THE NEWKIRK MASTER LIMITED PARTNERSHIP

By:	MLP GP LLC
its general partner

	By:	Newkirk MLP Corp.
Member

		By	/s/
Name:
Title:

NKT ADVISORS LLC

By		/s/

Name:
Title:

VORNADO REALTY TRUST

By	/s/
Name:
Title:

VNK CORP.

By	/s/
Name:
Title:

VORNADO NEWKIRK LLC

By	/s/
Name:
Title:

VORNADO MLP GP LLC

By	/s/
Name:
Title:

WEM BRYNMAWR ASSOCIATES LLC

By	/s/
Name:
Title:

/s/
Michael L. Ashner

Schedule 1

Apollo Real Estate Investment Fund III, L.P.

60 Columbus Circle
20th Floor
New York, New York 10023

Attn:  Lee Neibart

The Newkirk Master Limited Partnership

7 Bulfinch Place

Suite 500

Boston, Massachusetts 02114

Attn:  Ms. Carolyn Tiffany

NKT Advisors LLC

Two Jericho Plaza

Wing A

Jericho, New York 11753

Attn:       Michael L. Ashner

Vornado Realty Trust

Vornado MLP GP LLC

VNK Corp.

Vornado Newkirk LLC

888 Seventh Avenue

New York, New York 10019

Attn:  Clifford Broser

WEM-Brynmawr Associates LLC

Two Jericho Plaza

Wing A

Jericho, New York 11753

Attn:       Michael L. Ashner